EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. 1350 ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The   undersigned  hereby  certify,  pursuant   to    18    U.S.C. Section   1350,  as  adopted pursuant  to  Section  906   of   the Sarbanes-Oxley Act of 2002, that the Quarterly Report  on  Form  10-Q for   the   quarter  ended March  31,  2005  of   HemaCare Corporation    (the   “Company”)  fully   complies    with    the requirements   of  Section  13(a) or  15(d)  of   the   Securities Exchange   Act   of  1934, as amended, and that  the   information contained   in  such  periodic report fairly  presents,   in   all material   respects,  the  financial condition  and   results  of operations of the Company as of, and for, the periods presented in such report.

Very truly yours,

/s/ Judi Irving
Judi Irving Chief Executive Officer
/s/ Robert S. Chilton
Robert S. Chilton Chief Financial Officer
Dated: May 13, 2005

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to HemaCare Corporation and will be furnished to the Securities and Exchange Commission or its staff upon request.